POWER OF ATTORNEY


         The person whose signature appears below hereby constitutes and appoints Michael R. Farris and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:

                  (i) all shares of Common Stock that may from time to time become issuable upon conversion of 2,000,000 shares of Company's Series C Convertible Participating Preferred Stock (the "Series C Preferred") issued in a private placement in July 1998; (ii) all shares of Common Stock that may from time to time become issuable upon conversion of 2,000,000 shares of the Company's Series D Convertible Participating Preferred Stock (the "Series D Preferred") issued in a private placement in July 1998; (iii) 105,820 shares owned by Schwartz Electro-Optics, Inc.; (iv) shares held by any other shareholder of the Company who has the right to require the Company to include some or all of these shares in Registration Statements by the Company, and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July, 1998.



                                                           /s/ Michael R. Farris
                                                        ------------------------
                                                        Name:  Michael R. Farris

                                POWER OF ATTORNEY


         The person whose signature appears below hereby constitutes and appoints Michael R. Farris and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:

                  (i) all shares of Common Stock that may from time to time become issuable upon conversion of 2,000,000 shares of Company's Series C Convertible Participating Preferred Stock (the "Series C Preferred") issued in a private placement in July 1998; (ii) all shares of Common Stock that may from time to time become issuable upon conversion of 2,000,000 shares of the Company's Series D Convertible Participating Preferred Stock (the "Series D Preferred") issued in a private placement in July 1998; (iii) 105,820 shares owned by Schwartz Electro-Optics, Inc.; (iv) shares held by any other shareholder of the Company who has the right to require the Company to include some or all of these shares in Registration Statements by the Company, and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July, 1998.



                                             /s/ Francis E. O'Donnell, Jr., M.D.
                                          --------------------------------------
                                          Name:  Francis E. O'Donnell, Jr., M.D.

                                POWER OF ATTORNEY


         The person whose signature appears below hereby constitutes and appoints Michael R. Farris and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:

                  (i) all shares of Common Stock that may from time to time become issuable upon conversion of 2,000,000 shares of Company's Series C Convertible Participating Preferred Stock (the "Series C Preferred") issued in a private placement in July 1998; (ii) all shares of Common Stock that may from time to time become issuable upon conversion of 2,000,000 shares of the Company's Series D Convertible Participating Preferred Stock (the "Series D Preferred") issued in a private placement in July 1998; (iii) 105,820 shares owned by Schwartz Electro-Optics, Inc.; (iv) shares held by any other shareholder of the Company who has the right to require the Company to include some or all of these shares in Registration Statements by the Company, and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July, 1998.



                                                          /s/ J. Richard Crowley
                                                       -------------------------
                                                       Name:  J. Richard Crowley

                                POWER OF ATTORNEY


         The person whose signature appears below hereby constitutes and appoints Michael R. Farris and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:

                  (i) all shares of Common Stock that may from time to time become issuable upon conversion of 2,000,000 shares of Company's Series C Convertible Participating Preferred Stock (the "Series C Preferred") issued in a private placement in July 1998; (ii) all shares of Common Stock that may from time to time become issuable upon conversion of 2,000,000 shares of the Company's Series D Convertible Participating Preferred Stock (the "Series D Preferred") issued in a private placement in July 1998; (iii) 105,820 shares owned by Schwartz Electro-Optics, Inc.; (iv) shares held by any other shareholder of the Company who has the right to require the Company to include some or all of these shares in Registration Statements by the Company, and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July, 1998.



                                                      /s/ Terry A. Fuller
                                                   -----------------------------
                                                   Name:  Terry A. Fuller, Ph.D.

                                POWER OF ATTORNEY


         The person whose signature appears below hereby constitutes and appoints Michael R. Farris and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:

                  (i) all shares of Common Stock that may from time to time become issuable upon conversion of 2,000,000 shares of Company's Series C Convertible Participating Preferred Stock (the "Series C Preferred") issued in a private placement in July 1998; (ii) all shares of Common Stock that may from time to time become issuable upon conversion of 2,000,000 shares of the Company's Series D Convertible Participating Preferred Stock (the "Series D Preferred") issued in a private placement in July 1998; (iii) 105,820 shares owned by Schwartz Electro-Optics, Inc.; (iv) shares held by any other shareholder of the Company who has the right to require the Company to include some or all of these shares in Registration Statements by the Company, and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July, 1998.



                                                            /s/ Richard C. Lutzy
                                                         -----------------------
                                                         Name:  Richard C. Lutzy

                                   EXHIBIT 24


                                POWER OF ATTORNEY


         The person whose signature appears below hereby constitutes and appoints Michael R. Farris and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:

                  (i) all shares of Common Stock that may from time to time become issuable upon conversion of 2,000,000 shares of Company's Series C Convertible Participating Preferred Stock (the "Series C Preferred") issued in a private placement in July 1998; (ii) all shares of Common Stock that may from time to time become issuable upon conversion of 2,000,000 shares of the Company's Series D Convertible Participating Preferred Stock (the "Series D Preferred") issued in a private placement in July 1998; (iii) 105,820 shares owned by Schwartz Electro-Optics, Inc.; (iv) shares held by any other shareholder of the Company who has the right to require the Company to include some or all of these shares in Registration Statements by the Company, and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July, 1998.



                                                            /s/ David T. Pieroni
                                                         -----------------------
                                                         Name:  David T. Pieroni

                                POWER OF ATTORNEY


         The person whose signature appears below hereby constitutes and appoints Michael R. Farris and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:

                  (i) all shares of Common Stock that may from time to time become issuable upon conversion of 2,000,000 shares of Company's Series C Convertible Participating Preferred Stock (the "Series C Preferred") issued in a private placement in July 1998; (ii) all shares of Common Stock that may from time to time become issuable upon conversion of 2,000,000 shares of the Company's Series D Convertible Participating Preferred Stock (the "Series D Preferred") issued in a private placement in July 1998; (iii) 105,820 shares owned by Schwartz Electro-Optics, Inc.; (iv) shares held by any other shareholder of the Company who has the right to require the Company to include some or all of these shares in Registration Statements by the Company, and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July, 1998.



                                                                /s/ Thomas Quinn
                                                             -------------------
                                                             Name:  Thomas Quinn

                                POWER OF ATTORNEY


         The person whose signature appears below hereby constitutes and appoints Michael R. Farris and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:

                  (i) all shares of Common Stock that may from time to time become issuable upon conversion of 2,000,000 shares of Company's Series C Convertible Participating Preferred Stock (the "Series C Preferred") issued in a private placement in July 1998; (ii) all shares of Common Stock that may from time to time become issuable upon conversion of 2,000,000 shares of the Company's Series D Convertible Participating Preferred Stock (the "Series D Preferred") issued in a private placement in July 1998; (iii) 105,820 shares owned by Schwartz Electro-Optics, Inc.; (iv) shares held by any other shareholder of the Company who has the right to require the Company to include some or all of these shares in Registration Statements by the Company, and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July, 1998.



                                                     /s/ Juliet Tammenoms Bakker
                                                  ------------------------------
                                                  Name:  Juliet Tammenoms Bakker

                                POWER OF ATTORNEY


         The person whose signature appears below hereby constitutes and appoints Michael R. Farris and Gregory L. Wilson, and each of them, any one of whom may act without the other, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him in his name, place and stead, in any and all capacities, to sign on his behalf the registration statement on Form S-3 (the "Registration Statement") relating to the sale of shares of the common stock, $.001 par value (the "Common Stock"), of LaserSight Incorporated, a Delaware corporation (the "Company"), by certain shareholders of the Company, including without limitation the following:

                  (i) all shares of Common Stock that may from time to time become issuable upon conversion of 2,000,000 shares of Company's Series C Convertible Participating Preferred Stock (the "Series C Preferred") issued in a private placement in July 1998; (ii) all shares of Common Stock that may from time to time become issuable upon conversion of 2,000,000 shares of the Company's Series D Convertible Participating Preferred Stock (the "Series D Preferred") issued in a private placement in July 1998; (iii) 105,820 shares owned by Schwartz Electro-Optics, Inc.; (iv) shares held by any other shareholder of the Company who has the right to require the Company to include some or all of these shares in Registration Statements by the Company, and any and all additional amendments to the Registration Statement, which amendments may make such changes and additions to the Registration Statement as such attorney-in-fact may deem necessary or appropriate, and any and all documents in connection therewith, and to file the same, with all exhibits thereto, and all documents in connection therewith with the Securities and Exchange Commission under the Securities Act of 1933, and hereby ratifies, approves and confirms all that each of such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 17th day of July, 1998.



                                                           /s/ Gregory L. Wilson
                                                        ------------------------
                                                        Name:  Gregory L. Wilson